Exhibit 99.1

Medina Property Group, LLC
(A Development Stage Company)
Financial Statements

April 30, 2010

Medina Property Group, LLC
April 30, 2010

CONTENTS

Page
Financial Statements
Auditor's Report (A Development Stage Company)	1
Balance Sheet	2
Statement of Operations	3
Statement of Cash Flows	4
Notes to the Financial Statements	5-6

BIZCPAS, LLP 1300 NW 84th Ave Doral, FL 33126 Phone 305-593-2003 Fax 305-675-0838 www.bizcpas.com

To the Members
Medina Property Group, LLC

We have audited the accompanying balance sheet of Medina Property Group, LLC (development stage company) as of April 30, 2010 and the related statements of operations and cash flows from March 19, 2010 (inception) to April 30, 2010. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Medina Property Group, LLC as of April 30, 2010 and the results of its operations and cash flows for the period from March 19, 2010 (inception) to April 30, 2010 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the company will continue as a going concern. As discussed in Note 5 to the financial statements, the company's significant operating losses, working capital deficiency and significant capital requirements raise substantial doubt about the company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Obdulia Lemus CPA for the Firm
June 06, 2010

Medina Property Group, LLC
(A Development Stage Company)

Balance Sheet

April 30, 2010

2010
Assets
Current Assets

Mining property	$360,000
Total Assets	$360,000
Liabilities and Members' Equity
Current Liabilities
Short term debt	$360,000
Accounts payable and accrued liabilities	24,540
Total Current Liabilities	384,540
Total Liabilities	384,540
Members' Equity
Accumulated deficit during development stage	(24,540)
Total Members' Equity	(24,540)
Total Liabilities and Members' Equity	$360,000

The accompanying notes are an integral part of these financial statements.

Medina Property Group, LLC
(A Development Stage Company)

Statement of Operations

For the Period Ending April 30, 2010

From inception through April 30, 2010
Operating expenses
Legal fees	$20,000
Interest on short term debt	3,040
Accounting fees	1,500
Total operating expenses	24,540
Net income (loss)	$(24,540)

The accompanying notes are an integral part of these financial statements.

Medina Property Group, LLC
(A Development Stage Company)

Statement of Cash Flows
For the Period Ended April 30, 2010

From inception through April 30, 2010
Cash from operating activities:
Net income (loss) for the period	$(24,540)
Increase (decrease) in accounts payable and accrued liabilties	24,540
Cash flows from investing activities:
Acquisition of mining property	(360,000)
Net cash used by investing activities	(360,000)
Cash flows from financing activities:
Proceeds from notes payable	360,000
Net cash used by financing activities	360,000

The accompanying notes are an integral part of these financial statements.

Medina Property Group, LLC
(A Development Stage Company)

Notes to the Financial Statements

For the Period Ended April 30, 2010

1.       Significant Accounting Policies

           a.          Nature of business/basis of preparation

                        i.     Date and place of incorporation, commencement of operations

Medina Property Group, LLC (the "company") was incorporated on March 19, 2010 under the laws of the State of Florida. The company currently has start-up operations and, in accordance with the Financial Accounting Standards Board, FASB ASC 915-10, "Development Stage Entities," is considered a Development Stage Company.

           b.         Use of estimates

i.     Actual results could differ

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and may have impact on future periods.

           c.          Financial instruments

i.      Fair values not materially different from book values

The company has determined that the estimated fair value of the financial assets and liabilities do not differ considerably from their book value.

           d.          Impairment of long lived assets

                        i.     Description of process for evaluation

In the event that facts and circumstances indicate that the company's long-lived assets may be impaired, an evaluation of recoverability would be performed. Such an evaluation entails comparing the estimated future undiscounted cash flows associated with the asset to the asset's carrying amount to determine if a write down to market value or discounted cash flow value is required. The company considers that no circumstances exist that would require such an evaluation.

           e.          Income taxes

i.     Limited Liability Corporation

The company is not a tax paying entity for federal income tax purposes, and thus no income tax expense has been recorded in the statements period. Income of the company is taxed to the member's in their respective return.

Medina Property Group, LLC
(A Development Stage Company)

Notes to the Financial Statements

For the Period Ended April 30, 2010

2.      Mining property

The company acquired Chloride Copper Property (f.k.a. Emerald Isle Mine) on March 22, 2010 for $360,000 with a 12-month note. This property contains 54 mining claims with the state of Arizona and on BLM property.

3.      Short-term debt

On March 22, 2010 company obtained a $360,000 loan payable to the seller at an 8% annual interest rate. The company shall repay the entire principal amount as well as all accrued interest in one lump sum payment due and payable on September 22, 2010. The amount of the loan at April 30, 2010 was $360,000. Interest expense for the period is $3,040.

4.       Major sale

On April 23, 2010, the company entered into an agreement to sell 80% of its rights, title and interest in Chlorine Copper Project, located in Kingston, Arizona to Sierra Resource Group, Inc in exchange for 12,750,000 shares of common stock. In addition, there will be $125,000 due to the original seller for the purchase of the equipment where the mine is located. This $125,000 will be paid to Medina Property Group, LLC. by Sierra Resource Group, Inc. within 90 days of closing and is included as part of the purchase price.

5.       Going concern

These financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America applicable to a going concern, which assumes the realization of assets and discharge of liabilities in the normal course of business. Where there is significant doubt about the appropriateness of the going concern assumption, these accounting principles are potentially inappropriate.

The company has accumulated deficit of ($24,540). The company will depend on the sale of 80% of its rights to Sierra Resource Group. There can be no assurance that the company will be successful in either situation in order to continue as a going concern. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amount and classification of liabilities that might result from this uncertainty.

6.       Issuance of revised financial statement

The day of the report is the original date and not changes have been made, except for Notes 3, 4 and 6 which are dated June 15, 2010. As discussed in Note 4 to the financial statements, there was $125,000 due to the original seller for the purchase of the equipment where the mine is located to be paid within 90 days of closing and is included as part of the purchase price.